EXHIBIT 10.4

                   LOAN AFFIRMATION AND MODIFICATION AGREEMENT


                  THIS LOAN AFFIRMATION AND MODIFICATION AGREEMENT (this "Agreement") is made and entered into as of the 31st day of December, 2000 (the "Execution Date"), but effective as of January 1, 2001 (the "Effective Date"), by and among EQI FINANCING PARTNERSHIP II, L.P., a Tennessee limited partnership ("EQI"), and EQI/WV FINANCING PARTNERSHIP, L.P., a Tennessee limited partnership ("EQI-WV" and collectively with EQV-II being hereafter referred to as the "Borrower"), ENN LEASING II, L.L.C., a Delaware limited liability company ("New Tenant"), EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership ("EIP"), EQUITY INNS, INC., a Tennessee corporation ("EII" and together with EIP, the "Guarantor"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999 C-3, and LASALLE BANK NATIONAL ASSOCIATION, as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000- C1 (collectively, the "Lender").

                                    Recitals

         A. GMAC Commercial Mortgage Corporation, a California corporation ("Original Lender"), pursuant to the Loan Documents (as hereinafter defined) made a loan to Borrower in the original principal amount of $97,020,000.00 (the "Loan"). The Loan is evidenced by two (2) separate Promissory Notes, in the maximum aggregate amount equal to the Loan, each dated as of June 16, 1999 (collectively, the "Note") and is secured, inter alia, by (i) a mortgage recorded in the real property records of Marion County, Indiana (the "Mortgage") and the other mortgages or deeds of trust referenced on Schedule 1-A attached hereto (collectively, the "Mortgages"), each executed by Borrower for the benefit of the Original Lender, each dated as of June 16, 1999 and recorded in the appropriate real property records for the nineteen (19) separate hotel properties (individually, a "Property", and collectively, the "Properties") referenced on Schedule 1-A, (ii) nineteen (19) separate assignment of leases, rents and profits (collectively, the "Assignments"), one for each of the nineteen (19) separate Properties, and (iii) a certain Lockbox Account Agreement (the "Lockbox Agreement") dated as of June 16, 1999 among Borrower, Original Lender and PNC Bank, N.A. The Loan is governed, inter alia, by a Loan Agreement dated as of June 16, 1999 between Borrower and Original Lender (the "Loan Agreement"). The Loan is also governed, secured and guaranteed pursuant to those other security agreements, contracts, assignments, indemnification agreements, guarantees, and other documents and instruments executed by Borrower or for the benefit of Lender and delivered in connection with the Loan, as further described and defined in the Loan Agreement and the Mortgage (collectively, the Note,





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the Mortgages,  the Assignments,  the Lockbox Agreement,  the Loan Agreement and
such other agreements, contracts, assignments, indemnification agreements, guarantees and other instruments being hereinafter referred to as the "Loan Documents").

         B. Pursuant to the Loan Documents, Borrower has granted Original Lender a security interest in the following leases (collectively, the "Existing Operating Leases") for the operation of the Properties: (i) Consolidated, Amended and Restated Lease Agreement dated as of June 16, 1999 between EQI, as lessor, and Crossroads Future Financing Company, L.L.C., as lessee ("Crossroads Future Operating Lease"); (ii) Consolidated, Amended and Restated Lease Agreement dated as of June 16, 1999 between EQI, as lessor, and Crossroads-Memphis Financing Company II, L.L.C., as lessee ("Crossroads-Memphis Operating Lease"); (iii) Amended and Restated Lease Agreement between EQI-WV as lessor, and Crossroads/Memphis Financing Company II, L.L.C., as lessee (the "West Virginia Operating Lease"; the West Virginia Operating Lease, Crossroads Future Operating Lease and Crossroads-Memphis Operating Lease being hereinafter referred to as the "Original Subject Leases"); and (iv) a Consolidated, Amended and Restated Lease Agreement dated as of June 16, 1999 between EQI, as lessor, and Wayne Holding Corp., as tenant (the "Wayne/Prime Operating Lease").

         C. Original Lender has assigned, sold and transferred its interest in the Loan and all Loan Documents to Lender. Lender is the current holder of all or a portion of the Note and of Original Lender's interest in the Loan and Loan Documents.

         D. Borrower continues to be the owner of the Property and improvements thereon described in and encumbered by the Mortgage and other Loan Documents.

         E. In order to receive the benefit of certain changes in federal tax law relating to "taxable REIT subsidiaries," Borrower has requested that it be allowed (i) to terminate the Original Subject Leases and enter into two (2) new leases (the "New Operating Leases") with ENN Leasing II, L.L.C., a Delaware limited liability company ("New Tenant"), for the Properties covered thereby, which Properties (the "Affected Properties") are listed on Schedule 1-B, and which New Operating Leases shall be in the forms attached hereto as Exhibit A and Exhibit B, (ii) to terminate certain rent and lease guarantees in favor of Borrower from the parent companies of the lessees under the Original Subject Leases, (iii) to terminate certain of the property management agreements for the Affected Properties and to enter into the new property management agreements (the "New Management Agreements") in the forms attached hereto as Exhibit C and Exhibit D, for such Properties and (iv) to enter into certain other related transactions as described in that lease restructuring transaction summary ("Transaction Summary") attached hereto as Schedule 2 and made a part hereof. (These transactions and the other transactions described in the Transaction Summary are hereinafter collectively referred to as the "Lease Restructuring"). The Lease Restructuring will leave in place and will not amend or modify in any way the Wayne/Prime Operating Lease, which governs the operation and management of the properties listed in Schedule 1-C.




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         F. Lender is willing to consent to the Lease Restructuring,  subject to the Mortgages and the other Loan Documents, and subject to the affirmation by Borrower of the Loan and the affirmation of the Guarantor (as hereinafter defined) of its obligations under the Environmental Agreement and the Guaranty (as each such term is hereinafter defined), on and subject to the terms and conditions set forth in this Agreement, the Mortgage and the other Loan Documents.

         G. Borrower, Guarantor and Lender, by their respective execution hereof, evidence their consent to the modification and affirmation of the Loan Documents as hereinafter set forth, and Lender, by its execution hereof, consents to the Lease Restructuring as and to the extent set forth herein.

                             Statement of Agreement

         In consideration of the mutual covenants and agreements set forth herein, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms not expressly defined herein shall have the meanings set forth in the Mortgage, or if not therein defined, in the Loan Agreement.

         2.     Representations, Warranties, and Covenants of Borrower.

                  (a) (1) Borrower hereby represents, warrants and covenants to Lender that: (i) the Lease Restructuring, and all organizational formalities in connection therewith (including compliance with applicable laws, statutes and controlling authority), will have been completed on or prior to the Effective Date; (ii) the Note has an unpaid principal balance of $95,360,668.77 as of December 27, 2000; (iii) the Mortgages are a valid first lien on the Properties, and on Borrower's interests in the Existing Operating Leases, for the full unpaid principal amount of the Loan and all other amounts as stated therein;
(iv) to the knowledge of Borrower, there are no defaults by Borrower under the provisions of the Existing Operating Leases, the Note, the Mortgages or the other Loan Documents; (v) there are no defenses, set-offs or rights of defense, set-off or counterclaim, whether legal, equitable or otherwise, to the obligations evidenced by or set forth in the Existing Operating Leases, the Note, the Mortgages or the other Loan Documents; (vi) all provisions of the Note, Mortgages and the other Loan Documents are in full force and effect, except as modified herein; (vii) except as disclosed in the Title Policies, there are no material liens or material encumbrances of any kind covering or relating to the Properties nor are there any material mechanics' liens or material liens for unpaid taxes or assessments encumbering the Properties, nor has notice of a material lien or notice of intent to file a material lien been





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received;  (viii)  nothing  in the Lease Restructuring will affect or impact in any way the properties listed on Schedule 1-C attached hereto or the Wayne/Prime Operating Lease, which remains in full force and effect; (ix) the Properties covered by the Wayne/Prime Operating Lease have no separate property management agreements associated therewith, but rather, the property management functions are addressed in the Wayne/Prime Operating Lease; (x) the Mortgages remain cross-defaulted and all of the Properties cross- collateralize each other as collateral for the Loan; and (xi) the Lease Restructuring shall be completed in accordance with all applicable law, including federal tax law applicable to New Tenant as a "taxable REIT subsidiary" and the requirements that each property manager under the New Management Agreements be an "eligible independent contractor" of the New Tenant.

                          (2) Borrower hereby ratifies, affirms and acknowledges
the following covenants and agreements: (i) to pay when and as due all sums due under the Note and the other Loan Documents, each as modified hereby; (ii) to perform and discharge all obligations imposed under the Mortgages and all other Loan Documents, at the time, in the manner and otherwise in all respects as therein provided, each as modified hereby; (iii) after termination of the Original Subject Leases and entering into the New Operating Leases in substitution therefor, to enforce and administer such New Operating Leases in accordance with the requirements of the Loan Documents, including without limitation, the requirements of Section 9(d) of the Mortgages; (iv) upon termination of the existing property management agreements and entering into the New Management Agreements in substitution therefor, to enforce and
administer  the same in accordance  with  the   requirements  of  the  Loan
Documents,   including  the requirements of Sections 24(n) and 38 of the
Mortgages, as amended hereby; (v) to request an extension to the term of each New Management Agreement on a month-to-month basis in accordance with the terms of such management agreements if at the expiration of the term of such agreement no replacement management agreement meeting the requirements of this Agreement has been entered into; (vi) to confirm and ensure that the New Tenant is and remains a wholly-owned direct or indirect subsidiary of Equity Inns Partnership, L.P., a Tennessee limited partnership, through repayment in full of the Loan; (vii) it will use its best efforts to confirm and ensure that all receivables, profits and revenues payable by the prior property managers to the lessees under the Original Subject Leases are delivered and pro-rated as of the Effective Date, with all subsequent receivables and revenues attributable to time periods thereafter being paid to New Tenant under the New Operating
 Leases; (viii) to confirm and ensure that rentals and other payments under the Wayne/Prime Operating Lease will continue to be paid in accordance with the Lockbox Agreement and that all rentals and other sums payable under the New Operating Leases will also be paid in accordance with the Lockbox Agreement; and (ix) to confirm and ensure that neither Borrower nor, by its acknowledgment of this Agreement, New Tenant shall challenge the validity or enforceability of the New Operating Leases, and if the validity or enforceability of either such lease is challenged by another party or is for any reason declared void, invalid or unenforceable, Borrower and New Tenant shall promptly enter into a replacement lease, reasonably acceptable to Lender, with such modifications as




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are necessary to render such lease valid and enforceable,  which replacement lease shall be and remain subject to the lien of the Mortgages and the other Loan Documents.

                           (3)    Borrower shall not hereafter, without Lender's
prior consent in accordance with the terms of the Loan Documents, encumber the Properties or sell or transfer any of the Properties or any interest therein, or sell or transfer any interest in Borrower or any party holding an interest i
 Borrower, except as may be specifically permitted in the Loan Documents. Borrower shall not hereinafter, without Lender's prior consent in accordance with the terms of the Loan Documents, modify, terminate, replace, supplement or renew the New Operating Leases or the New Management Agreements, except as may be specifically permitted in the Loan Documents, as modified hereby.

                  (b) Borrower understands and intends that Lender shall rely on the representations, warranties and covenants contained herein.

         3.     Representations, Warranties and Covenants of Guarantor.

                  (a) Guarantor  hereby  represents and warrants to Lender that:
(i) to the knowledge of Guarantor, there are no defaults by Guarantor under the provisions of the Guaranty, the Environmental Agreement or the other Loan Documents; (ii) there are no defenses, setups or rights of defense, setoff or counterclaim, whether legal, equitable or otherwise, to the obligations evidenced by or set forth in the Guaranty, Environmental Agreement or the other Loan Documents; and (iii) all provisions of the Guaranty, Environmental Agreement and other Loan Documents are in full force and effect, except as modified herein. Guarantor hereby ratifies, affirms and covenants to perform and discharge all obligations imposed under the Guaranty, the Environmental Agreement and all other Loan Documents, at the time, in the manner and otherwise in all respects as therein provided.

                  (b) Guarantor understands and intends that Lender shall rely on the representations, warranties and covenants contained herein.

         4. Modification of Loan Documents. Borrower, Guarantor and Lender hereby acknowledge and agree that the Mortgage, Loan Agreement and other Loan Documents shall be modified as follows:

                  (a) New Operating Leases. References in any of the Loan Documents to an "Operating Lease" or an "operating lease" shall refer to (i) the appropriate New Operating Lease for each Subject Property, as reflected on
Schedule 1-B, and (ii) the Wayne/Prime Operating Lease for those Properties listed on Schedule 1-C.






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                  (b) New Management  Agreements.  References in any of the Loan
Documents to a "Management Agreement" or a "management agreement" shall refer, respectively, to the two (2) New Management Agreements or the existing management agreements for the particular Affected Properties described in Sections 5, 6 and 13 of the Transaction Summary.

                  (c) Future Management Changes. Notwithstanding the provisions of the Loan Documents, including Sections 24(n) and 38 of the Mortgages, regarding Borrower's ability to change property managers for the Subject
Properties,  Borrower  shall  have  the  right  to  enter  into  new  management agreements for some or all of the Affected Properties subject to the restrictions and conditions set forth in Section 9 of the Transaction Summary, but not otherwise. To the extent any such future management agreement with a future property manager is approved consistent with the requirements of this Agreement, from and after such approval, such property management agreement shall become a "Management Agreement" under the Loan Documents and shall be subject to the restrictions, covenants and other provisions of the Loan Documents, as modified hereby.

                  (d) Notices. The addresses for the various notice parties set forth in the Loan Documents, including without limitation, Section 43 of the Mortgages, shall be modified as follows:

         If to Borrower:   EQI Financing Partnership II, L.P.
                           EQI/WV Financing Partnership, L.P.
                           7700 Wolf River Boulevard
                           Germantown, Tennessee  38138
                           Attention:  President
                           Telecopy:  (901) 754-2374

         with a copy to:   Hunton & Williams
                           Riverfront Plaza, East Tower
                           951 East Byrd Street
                           Richmond, Virginia 23219-4074
                           Attn: David C. Wright, Esquire

         If to Lender:     Norwest Bank Minnesota, National Association,
                           as trustee
                           1000 Broken Land Parkway
                           Columbia, Maryland 21044-3562
                           Attention: Corporate Trust Services (CMBS)- GMAC
                           Commercial Mortgage Securities, Inc., Mortgage
                           Pass-Through Certificates, Series 1999 C-3






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                           and

                           LaSalle Bank National Association, as trustee
                           135 South LaSalle Street, Suite 1625
                           Chicago, Illinois  60603
                           Attention: Asset Backed Securities Trust Services Group - GMAC Commercial Mortgage Securities, Inc., Series 2000-C1

         With a copy to:   GMAC Commercial Mortgage Corporation
                           200 Witmer Road
                           Horsham, Pennsylvania 19044
                           Attn: Servicing - Executive Vice President

         With a copy to:   Katten Muchin Zavis
                           1025 Thomas Jefferson Street, N.W.
                           7th Floor East Lobby
                           Washington, DC  20005
                           Attention: Christopher J. Hart, Esq.

         If to New Tenant: ENN Leasing Company II, L.L.C.
                           7700 Wolf River Boulevard
                           Germantown, Tennessee 38138
                           Attn: Howard A. Silver

         with a copy to:   Hunton & Williams
                           Riverfront Plaza, East Tower
                           951 East Byrd Street
                           Richmond, Virginia 23219-4074
                           Attn: David C. Wright, Esquire

                  (e) New Franchise Agreements. In all of the Loan Documents which pertain to an Affected Property, references to a "Franchise Agreement" or a "franchise agreement" shall refer to the franchise or license agreement for a particular Affected Property, as described in the comfort letters attached hereto as Exhibit H.

         5. Affirmation of Obligations. Borrower and Guarantor hereby affirm the present and continuing existence and validity of their respective obligations set forth in the Note, Guarantor, Environmental Agreement and the other Loan Documents, in accordance with their respective terms and conditions, as the same may be modified by this Agreement. Borrower and Guarantor further





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agree to abide by and be bound by all of the terms of the Loan Documents, including but not limited to, the representations, warranties, covenants, assurances and indemnifications therein. Borrower and Guarantor hereby acknowledge, agree and warrant that all rights, priorities, titles, liens and equities securing the payment of the Note are expressly recognized as valid and are in all respects renewed, continued and preserved in force to secure payment of the Note, except as amended herein.

         6. Conditions. This Agreement shall be of no force and effect until each of the following conditions has been met, no later than January 31, 2001, to the reasonable satisfaction of Lender:

                  (a) Fees and Expenses. Borrower shall pay, or cause to be paid, all reasonable out-of-pocket costs and expenses incurred by GMAC Commercial Mortgage Corporation ("GMACCM") in its capacity as master servicer and servicer to Lender, in connection with the review, analysis, consideration, preparation, execution and consummation of the transaction contemplated hereby, including, but not limited to, internal review and processing fees, fees and expenses of the applicable rating agencies and their counsel, title insurance premiums, and reasonable fees and expenses of legal counsel to GMACCM.

                  (b) Lease and Loan Documents. Borrower shall execute and deliver to Lender, in triplicate, such complete documents and agreements, including all schedules and exhibits, as Lender may reasonably require to effectuate the Lease Restructuring, including without limitation, fully-executed counterparts of the New Operating Lease, New Management Agreements, the Consolidated Lease Estoppel, Subordination and Attornment Agreement attached hereto as Exhibit E, the Manager's Consent and Subordination Agreements attached hereto as Exhibit F and Exhibit G, the comfort letters from the hotel franchisors attached hereto as Exhibit H and the new franchise/license agreements referenced in such comfort letters, and the Lockbox Agreement notice letters attached hereto as Exhibit I.

                  (c) Opinions of Counsel. Borrower shall cause counsel for Borrower to deliver to Lender such counsel's opinions to the effect, among other things, that: (i) Borrower is validly organized and is in good standing under the laws of the state of formation, and has the full power and authority to execute and deliver this Agreement and the other Loan Documents, as amended hereby, on behalf of Borrower, Guarantor and New Tenant; (ii) Borrower's, Guarantor's and New Tenant's execution, delivery and performance hereof have been duly and validly authorized by all necessary partnership action; (iii) Borrower, Guarantor and New Tenant validly executed and delivered this Agreement pursuant to authority duly given; (iv) this Agreement and the Loan Documents, as amended hereby, constitute the legal, valid and binding obligations of Borrower, Guarantor and New Tenant, as the case may be, enforceable in accordance with their terms; (v) such counsel's "non-consolidation opinion," in form and content





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acceptable to Lender, with respect to the transactions  contemplated hereby; and
(vi) such counsel's additional opinion regarding the "single member with springing member" provisions of the New Tenant's organizational documents.

                  (d) Rating Agency Confirmation. Borrower shall have caused all rating agencies which have issued ratings in connection with the securitization of the Loan to issue a "no-downgrade" opinion.

                  (e) Organizational Documents. Borrower shall have delivered, in triplicate, certified copies of the limited liability company agreements, good standing certificates, certificates of existence and authority to transact business and other appropriate charter documents of the New Tenant, its sole member and its potential "springing member," together with resolutions and other appropriate authorizations confirming the authority to enter into all documents necessary to consummate the Lease Restructuring.

                  If any of the above conditions have not been met by January 31, 2001, the Lender consent set forth herein shall be automatically revoked and canceled as if such consent had never been given, without any further action or notification of any kind from Lender.

         7. Consent to Transaction. Subject to the terms and conditions set forth in this Agreement, Lender consents to the Lease Restructuring and to the new franchise/license agreements referenced in the comfort letters attached hereto as Exhibit H. Lender's consent to the Lease Restructuring shall not constitute its consent to any subsequent transactions of a similar nature, including any terminations and replacements of the New Operating Leases or the Wayne/Prime Operating Lease, any changes to the management of any of the Properties, except as set forth in Section 4(c) above, and (except for those new franchise agreements referenced in the comfort letters attached hereto as Exhibit H) any changes in the franchisors, licensors or franchise/license agreements for any of the Properties. Borrower acknowledges and agrees that Lender's consent herein contained is expressly limited to the Lease Restructuring, and that such consent shall not waive or render unnecessary Lender's consent or approval of any other transaction currently prohibited by the provisions of the Loan Documents, as modified hereby.

         8. Additional Representations, Warranties and Covenants. As a condition of this Agreement, Borrower, New Tenant and Guarantor, represent, warrant and covenant to Lender as follows:

                  (a) Neither the entry into nor the performance of and compliance with this Agreement or any of the Loan Documents has resulted or will result in any material violation of, or a conflit with or a default under, any





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judgment, decree, order, mortgage, indenture, contract, ground lease,  agreement or lease by which Borrower, New Tenant, Guarantor or any property owned by any of them, is bound, or any statute, rule, charter document or regulation applicable to any of them.

                  (b) Borrower, New Tenant and Guarantor each have full power and authority to enter into this Agreement and all documents necessary to accomplish the Lease Restructuring and to incur and perform the obligations provided for herein and therein, all of which have been duly authorized by all necessary internal approvals and resolutions of Borrower, New Tenant and Guarantor, and no consent or approval of any third party other than those that will have been obtained and will be in effect as of the Effective Date is required as a condition to the Lease Restructuring or as a condition to the validity or enforceability hereof or thereof. This Agreement has been duly executed and delivered by Borrower, New Tenant and Guarantor and this Agreement constitutes, and each of the documents executed in connection with the Lease Restructuring after due execution and delivery thereof shall constitute, the legal and valid obligation of Borrower, New Tenant and Guarantor, fully enforceable against such parties in accordance with their respective terms, subject to bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and the application of general principals of equity.

                  (c) There is no action, proceeding or investigation pending or threatened which questions, directly or indirectly, the validity or enforceability of this Agreement or any of the other Loan Documents, or any action taken or to the knowledge of Borrower, New Tenant and Guarantor to be taken pursuant hereto or thereto, or to the knowledge of Borrower, New Tenant and Guarantor which might result in any material adverse change in the condition (financial or otherwise) or business of Borrower, New Tenant or Guarantor.

                  (d) Without limiting the generality of the acknowledgment of the existence and validity of the Loan Documents by the Borrower and Guarantor and the affirmation of the Loan Documents by the Borrower and Guarantor, Borrower and Guarantor hereby specifically remake and reaffirm the representations, warranties and covenants set forth in the Loan Documents.

                  (e) To the best knowledge of Borrower, Guarantor and New Tenant, after due investigation and inquiry, the Transaction Summary fairly and completely describes all transactions contemplated to be taken in connection therewith (other than actions or steps which individually and in the aggregate could not adversely affect repayment of any portion of the Loan or Lender's lien position as to any of the New Operating Leases or any of the Properties), and no representation or warranty made in this Agreement or the documents attached hereto or delivered in connection herewith contains any untrue statement of material fact or omits to state a material fact necessary in order to make such representations and warranties not misleading in light of the circumstances under which they are made.

                  (f) Upon the Effective Date, the New Operating Leases shall be the valid, binding and enforceable obligations of Borrower and New Tenant, and shall be and remain subject to the existing first liens and security interests of Lender pursuant to the Mortgages and the other Loan Documents on a basis that is subordinate and inferior to such liens and security interests held by Lender.

                  (g) Upon the Effective Date, the New Management Agreements shall be the valid, binding and enforceable obligations of Borrower and/or New Tenant thereunder, and shall remain subject to the existing first liens and security interests of Lender pursuant to the Mortgages and other Loan Documents on a basis that is subordinate and inferior to such liens and surety interests held by Lender, except to the extent set forth in the Manager Consent and Subordination Agreements attached hereto.

                  (h) To the best knowledge of Borrower, Guarantor and New Tenant, after due investigation and inquiry, there is no default, event of default or event with which the giving of notice or the passage of time could become a default or event of default under the Wayne/Prime Operating Leases or under any other material agreement relating in any way to the Properties, which in each case, could reasonably be expected to have a material adverse effect on the repayment of the Loan or on Lender's lien and security interests in the property described in the Mortgages.

         9. Incorporation of Recitals. Each of the Recitals set forth above in this Agreement are incorporated herein and made a part hereof.

         10. Property Remains as Security for Lender. All of the real and personal property described in the Mortgages shall remain in all respects subject to the lien, charge or encumbrance of the Mortgages, and, except as expressly set forth herein, nothing herein contained and nothing done pursuant hereto shall affect or be construed to release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Note, the Mortgages or any of the other Loan Documents, nor shall anything herein contained or done in pursuance hereof affect or be construed to affect any other security for the Note, if any, held by Lender.

         11. No Waiver by Lender. Nothing contained herein shall be deemed a waiver of any of Lender's rights or remedies under the Note or any of the other Loan Documents.

         12. References. All references in any of the Loan Documents to any of the other Loan Documents will be deemed to be references to such of the Loan Documents as modified by this Agreement.

         13. Relationship with Loan Documents. To the extent that this Agreement is inconsistent with any of the Loan Documents, this Agreement will control and such Loan Document will be deemed to be amended hereby. Except as amended hereby, the Loan Document shall remain unchanged and in full force and effect.

         14. Captions. The headings to the Sections of this Agreement have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

         15. Partial Invalidity. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement.

         16. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and shall not be amended unless such amendment is in writing and executed by each of the parties. The Agreement supersedes all prior negotiations regarding the subject matter hereof.

         17. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the foregoing provisions of this Section shall not be deemed to be a consent by Lender to any sale, conveyance, assignment or transfer of the Property or any interest therein, or any sale, conveyance, assignment or transfer of any interest in Borrower or any party holding an interest in Borrower, except to the extent permitted under the Loan Documents.

         18. Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which will be an original, but all of which, taken together, will constitute one and the same Agreement.

         19. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         20. Effective Date. This Agreement shall be effective as of the Effective Date and thereupon shall be incorporated into the terms of the Loan Documents.

      List of Schedules and Exhibits Attached Hereto and Made a Part Hereof
      ---------------------------------------------------------------------


Schedule 1-A:   List of all Properties
Schedule 1-B:   List of Affected Properties, subject to the New Operating Leases
Schedule 1-B:   List of Properties subject to the Wayne/Prime Operating Lease
Schedule 2:     Transaction Summary
Exhibit A:      Consolidated Lease Agreement
Exhibit B:      Lease Agreement
Exhibit C:      New Management Agreement (Crossroads)
Exhibit D:      New Management Agreement (Promus)
Exhibit E:      Consolidated Lease Estoppel, Subordination and Attornment
                Agreement
Exhibit F:      Manager's Consent and Subordination (Crossroads)
Exhibit G:      Manager's Consent and Subordination (Promus)
Exhibit H:      Comfort Letters
Exhibit I:      Direction Letters relating to Lockbox Agreement


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
                     [SIGNATURES APPEAR ON FOLLOWING PAGES]

         IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first aforesaid.

                                    BORROWER:

                                    EQI FINANCING PARTNERSHIP II, L.P., a
                                    Tennessee limited partnership

                                    By:   EQI Financing Corporation II, its
                                          general partner


                                    By:    /s/ Howard Silver
                                           -------------------------------------
                                    Name:  Howard Silver
                                           -------------------------------------
                                    Title: President
                                           -------------------------------------



State of Tennessee                  )
                                    )       SS.
County of Shelby                    )

         BEFORE ME, a Notary Public in and for said State and County personally appeared Howard Silver, the President of EQI Financing Corporation II, a Tennessee corporation, as general partner of EQI Financing Partnership II, L.P., a Tennessee limited partnership, who acknowledged that he/she executed the foregoing instrument for and on behalf of said corporation, that the same was his/her own free act and deed, individually and as such officer, and the free act and deed of the corporation on behalf of said limited partnership.

         IN TESTIMONY WHEREOF, I have hereunder set my hand and seal this 27 day of December, 2000.
                                                  /s/ Teresa Shaw
                                                  ------------------------------
                                                  Notary Public

My commission expires: 12/1/02.
                       --------

                                    BORROWER:

                                    EQI/WV FINANCING PARTNERSHIP II, L.P., a
                                    Tennessee limited partnership

                                    By:   EQI Financing Corporation II,
                                          its general partner


                                    By:    /s/ Howard Silver
                                           -------------------------------------
                                    Name:  Howard Silver
                                           -------------------------------------
                                    Title: President
                                           -------------------------------------


State of Tennessee                  )
                                    )       SS.
County of Shelby                    )

         BEFORE ME, a Notary Public in and for said State and County personally appeared Howard Silver, the President of EQI Financing Corporation II, a Tennessee corporation, as general partner of EQI/WV Financing Partnership II, L.P., a Tennessee limited partnership, who acknowledged that he/she executed the foregoing instrument for and on behalf of said corporation, that the same was his/her own free act and deed, individually and as such officer, and the free act and deed of the corporation on behalf of said limited partnership.

         IN TESTIMONY WHEREOF, I have hereunder set my hand and seal this 27 day of December, 2000.
                                                  /s/ Teresa Shaw
                                                  ------------------------------
                                                  Notary Public

My commission expires: 12/1/02.
                       --------

                                    GUARANTOR:

                                    EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership

                                    By:  Equity Inns Trust, a Maryland real
                                         estate investment trust, its sole
                                         general partner


                                    By:    /s/ Howard Silver
                                           -------------------------------------
                                    Name:  Howard Silver
                                           -------------------------------------
                                    Title: President
                                           -------------------------------------



State of Tennessee                  )
                                    )       SS.
County of Shelby                    )

         BEFORE ME, a Notary Public in and for said State and County personally appeared Howard Silver, the President of Equity Inns Trust, a Maryland real estate investment trust, the general partner of Equity Inns Partnership, L.P., a Tennessee limited partnership, who acknowledged that he/she executed the foregoing instrument for and on behalf of said real estate investment trust, that the same was his/her own free act and deed, individually and as such officer, and the free act and deed of the real estate investment trust on behalf of said limited partnership.

         IN TESTIMONY WHEREOF, I have hereunder set my hand and seal this 27 day of December, 2000.
                                                    /s/ Teresa Shaw
                                                    ----------------------------
                                                    Notary Public

My commission expires: 12/1/02.
                       --------

                                    GUARANTOR:

                                    EQUITY INNS, INC., a Tennessee corporation


                                    By:    /s/ Howard Silver
                                           -------------------------------------
                                    Name:  Howard Silver
                                           -------------------------------------
                                    Title: President
                                           -------------------------------------



State of Tennessee                  )
                                    )       SS.
County of Shelby                    )

         BEFORE ME, a Notary Public in and for said State and County personally appeared Howard Silver, the President of Equity Inns, Inc., a Tennessee corporation, who acknowledged that he/she executed the foregoing instrument for and on behalf of said corporation, that the same was his/her own free act and deed, individually and as such officer, and the free act and deed of the corporation.

         IN TESTIMONY WHEREOF, I have hereunder set my hand and seal this 27 day of December, 2000.
                                                    /s/ Teresa Shaw
                                                    ----------------------------
                                                    Notary Public

My commission expires: 12/1/02.
                       --------

                                    LENDER:

                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION, as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999 C-3

                                    By:  GMAC COMMERCIAL MORTGAGE
                                         CORPORATION, a California corporation,
                                         as Master Servicer and Special Servicer


                                    By:    /s/ Gary A. Routzahn
                                           -------------------------------------
                                    Name:  Gary A. Routzahn
                                           -------------------------------------
                                    Title: Asst. Vice President
                                           -------------------------------------


State of PA                         )
                                    )       SS.
County of Montgomery       )

         BEFORE ME, a Notary Public in and for said State and County personally appeared Gary A. Routzahn, the Asst. Vice President of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation, the Master Servicer and Special Servicer on behalf of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999 C-3, who acknowledged that he/she executed the foregoing instrument for and on behalf of said entity, that the same was his/her own free act and deed, individually and as such officer, and the free act and deed of the corporation.

         IN TESTIMONY WHEREOF, I have hereunder set my hand and seal this 22nd day of December, 2000.
                                                   /s/ Barbara Visco
                                                   -----------------------------
                                                   Notary Public

My commission expires: Nov. 15, 2003.
                       --------------

                                    LENDER:

                                    LASALLE BANK  NATIONAL  ASSOCIATION,
                                    as   trustee   for  the   registered
                                    holders of GMAC Commercial  Mortgage
                                    Securities, Inc., Mortgage Pass-Through
                                    Certificates, Series 2000 C-1

                                    By:  GMAC COMMERCIAL MORTGAGE
                                         CORPORATION, a California corporation,
                                         as Master Servicer and Special Servicer


                                    By:    /s/ Gary A. Routzahn
                                           -------------------------------------
                                    Name:  Gary A. Routzahn
                                           -------------------------------------
                                    Title: Asst. Vice President
                                           -------------------------------------


State of PA                         )
                                    )       SS.
County of Montgomery       )

         BEFORE ME, a Notary Public in and for said State and County personally appeared Gary A. Routzahn, the Asst. Vice President of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation, the Master Servicer and Special Servicer on behalf of LASALLE BANK NATIONAL ASSOCIATION, as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000 C-1, who acknowledged that he/she executed the foregoing instrument for and on behalf of said entity, that the same was his/her own free act and deed, individually and as such officer, and the free act and deed of the corporation.

         IN TESTIMONY WHEREOF, I have hereunder set my hand and seal this 22nd day of December, 2000.
                                                   /s/ Barbara Visco
                                                   -----------------------------
                                                   Notary Public

                                    NEW TENANT:

                                    ENN LEASING COMPANY II, L.L.C., a Delaware limited liability company


                                    By:    /s/ Howard Silver
                                           -------------------------------------
                                    Name:  Howard Silver
                                           -------------------------------------
                                    Title: President
                                           -------------------------------------



State of Tennessee                  )
                                    )       SS.
County of Shelby                    )

         BEFORE ME, a Notary Public in and for said State and County personally appeared Howard Silver, the President of ENN LEASING COMPANY II, L.L.C., a Delaware limited liability company, who acknowledged that he/she executed the foregoing instrument for and on behalf of said company, that the same was his/her own free act and deed, individually and as such officer, and the free act and deed of the company.

         IN TESTIMONY WHEREOF, I have hereunder set my hand and seal this 27 day of December, 2000.

                                                   /s/ Teresa Shaw
                                                   -----------------------------
                                                   Notary Public

My commission expires: 12/1/02.
                       --------

                                  SCHEDULE 1-A

                                 ALL PROPERTIES






            Security Instrument                           Properties
            -------------------                           ----------

1.  Mortgage, Assignment of Leases and           1.  AmeriSuites hotel located
    Rents, Security Agreement and Fixture            at 9104 Keystone Crossing,
    Filing                                           Indianapolis, IN 46240

2.  Mortgage, Assignment of Leases and           2.  AmeriSuites hotel located
    Rents, Security Agreement and Fixture            at 6801 West 112th Street,
    Filing                                           Overland Park, KS 66211

3.  Open-End Mortgage, Assignment of             3.  AmeriSuites hotel located
    Leases and Rents, Security Agreement and         at 7490 Vantage Drive,
    Fixture Filing                                   Columbus, OH 43235

4.  Deed of Trust, Assignment of Leases and      4.  AmeriSuites hotel located
    Rents, Security Agreement and Fixture            at 7905 Giacosa Place,
    Filing                                           Memphis, TN 38133

5.  Credit Line Deed of Trust, Assignment of     5.  AmeriSuites hotel located
    Leases and Rents, Security Agreement and         at 4100 Cox, Glen Allen, VA
    Fixture Filing                                   23060

6.  Mortgage, Assignment of Leases and           6.  Hampton Inn hotel located
    Rents, Security Agreement and Fixture            at 10591 Metcalf Frontage
    Filing                                           Road, Overland Park, KS
                                                     66212

7.  Deed of Trust, Assignment of Leases and      7.  Hampton Inn hotel located
    Rents, Security Agreement and Fixture            at 11212 North Newark
    Filing                                           Circle, Kansas City, MO
                                                     64153

8.  Deed of Trust, Assignment of Leases and      8.  Hampton Inn hotel located
    Rents, Security Agreement and Fixture            at 5320 Poplar Avenue,
    Filing                                           Memphis, TN 38119

9.  Deed of Trust, Assignment of Leases and      9.  Hampton Inn hotel located
    Rents, Security Agreement and Fixture            at 1577 Gateway Boulevard,
    Filing                                           Richardson, TX 75080

            Security Instrument                           Properties
            -------------------                           ----------

10. Credit Line Deed of Trust, Assignment of     10. Hampton Inn hotel located
    Leases and Rents, Security Agreement and         at 1053 Van Voorhis Road,
    Fixture Filing                                   Morgantown, WV 26505

11. Leasehold Deed of Trust, Assignment of       11. Homewood Suites hotel
    Leases and Rents, Security Agreement and         located at 2001 East
    Fixture Filing                                   Highland Avenue, Phoenix,
                                                     AZ 85026

12. Open-End Mortgage, Assignment of             12. Homewood Suites hotel
    Leases and Rents, Security Agreement and         located at 2670 E. Kemper
    Fixture Filing                                   Road, Sharonville, OH
                                                     45241

13. Deed of Trust, Assignment of Leases and      13. Homewood Suites hotel
    Rents, Security Agreement and Fixture            located at 4323 Spectrum
    Filing                                           One, San Antonio, TX
                                                     78230

14. Deed of Trust, Assignment of Leases and      14. Residence Inn hotel located
    Rents, Security Agreement and Fixture            at 6477 E. Speedway Blvd.,
    Filing                                           Tucson, AZ 85710

15. Mortgage, Assignment of Leases and           15. Residence Inn hotel located
    Rents, Security Agreement and Fixture            at 3040 Eagandale Road,
    Filing                                           Eagan, MN 55121

16. Leasehold Mortgage, Assignment of            16. Residence Inn hotel located
    Leases and Rents, Security Agreement and         at 90 Park Road, Tinton
    Fixture Filing                                   Falls, NJ 07724

17. Deed of Trust, Assignment of Leases and      17. Residence Inn hotel located
    Rents, Security Agreement and Fixture            at 1710 NE Multnomah
    Filing                                           Street, Portland, OR
                                                     97232

18. Mortgage, Assignment of Leases and           18. Hampton Inn hotel located
    Rents, Security Agreement and Fixture            at 20600 Haggerty Road,
    Filing                                           Northville, MI 48167

19. Mortgage, Assignment of Leases and           19. Residence Inn hotel located
    Rents, Security Agreement and Fixture            at 4225 Route 1, Princeton,
    Filing                                           NJ 08543
--------------------------------------------------------------------------------

                                  SCHEDULE 1-B

                              NEW OPERATING LEASES




                                   Properties

1. Hampton Inn hotel located at 10591 Metcalf Frontage Road, Overland Park, KS 66212

2.   Hampton Inn hotel located at 11212 North Newark Circle, Kansas City, MO
     64153

3.   Hampton Inn hotel located at 5320 Poplar Avenue, Memphis, TN 38119

4.   Hampton Inn hotel located at 1577 Gateway Boulevard, Richardson, TX  75080

5.   Residence Inn hotel located at 4225 Route 1, Princeton, NJ 08543

6.   Homewood Suites hotel located at 2001 East Highland Avenue, Phoenix, AZ
     85026

7.   Homewood Suites hotel located at 2670 E. Kemper Road, Sharonville, OH 45241

8.   Homewood Suites hotel located at 4323 Spectrum One, San Antonio, TX 78230

9.   Residence Inn hotel located at 6477 E. Speedway Blvd., Tucson, AZ 85710

10.  Residence Inn hotel located at 3040 Eagandale Road, Eagan, MN 55121

11.  Residence Inn hotel located at 90 Park Road, Tinton Falls, NJ 07724

12.  Residence Inn hotel located at 1710 NE Multnomah Street, Portland, OR 97232

13.  Hampton Inn hotel located at 20600 Haggerty Road, Northville, MI 48167

14.  Hampton Inn hotel located at 1053 Van Voorhis Road, Morgantown, WV  26505
--------------------------------------------------------------------------------

     Note: With respect to No.'s 1 through 13, these Properties are subject to one Consolidated Lease Agreement. No. 14 is subject to a separate Lease Agreement.

                                  SCHEDULE 1-C

                          WAYNE/PRIME OPERATING LEASES





                                   Properties

 1.  AmeriSuites hotel located at 9104 Keystone Crossing, Indianapolis, IN 46240

 2.  AmeriSuites hotel located at 7490 Vantage Drive, Columbus, OH 43235

 3.  AmeriSuites hotel located at 7905 Giacosa Place, Memphis, TN  38133

 4.  AmeriSuites hotel located at 4100 Cox, Glen Allen, VA  23060

 5.  AmeriSuites hotel located at 6801 West 112th Street, Overland Park, KS
     66211
--------------------------------------------------------------------------------

                                   SCHEDULE 2

                   EQI Financing Partnership II, L.P. (AEQI@)
                  EQI/WV Financing Partnership, L.P. (AEQI/WV@)
     $97, 020,000 Loan from GMAC Commercial Mortgage Corporation (AGMACCM@)
                              LESSEE RESTRUCTURING
                               TRANSACTION SUMMARY

         Current Structure

1. Nineteen (19) Hotels are currently owned by EQI (18 Hotels) and EQI/WV (one Hotel)

2. Six (6) of the Hotels are currently leased to Crossroads/Memphis Financing Company II, L.L.C. ("Crossroads Memphis")

3. Eight (8) of the Hotels are currently leased to Crossroads/Future Financing Company, L.L.C. ("Crossroads Future")

4. Five (5) of the Hotels are currently leased to and managed by Wayne Holding Corp., a wholly-owned subsidiary of Prime Hospitality Corporation.

5.       Three (3) of the Hotels are currently managed by Promus Hotels, Inc.

6. Eleven (11) of the Hotels are currently managed by Crossroads Hospitality Company, L.L.C.

         New Structure Effective January 2001

1.       All Hotels continue under current ownership by EQI and EQI/WV.

2. The five (5) Hotels currently leased to and managed by Wayne Holding Corp. will continue to be leased to and managed by Wayne Holding Corp.

3. Effective in January 2001, the existing leases with Crossroads Memphis and Crossroads Future will terminate (14 Hotels). The existing guaranty of the leases for these 14 Hotels also will terminate.

4. EQI will enter into a new consolidated lease for 13 Hotels with ENN Leasing Company II, L.L.C., a single member Delaware limited liability company ("ENN Leasing II") which will be an indirectly wholly-owned subsidiary of Equity Inns, Inc. The form of new lease is attached hereto as Exhibit A. EQI/WV will enter into a new lease with ENN Leasing II with respect to the Morgantown, WV Hampton Inn. The form of that new lease is attached as Exhibit B. The rent terms for the lease for each Hotel will be identical to the current rent terms and will reflect the CPI adjustments effective January 1, 2001.

5. ENN Leasing II will enter into a consolidated management agreement in the form of Exhibit C with Crossroads Hospitality Company, L.L.C. ("Crossroads"), a wholly-owned subsidiary of Interstate Hotels
         Corporation and an affiliate of Crossroads Memphis and Crossroads Future, with respect to the following nine (9) hotels:

                  a.       Residence Inn - Tinton Falls, NJ
                  b.       Residence Inn - Eagan, MN
                  c.       Hampton Inn - Morgantown, WV
                  d.       Residence Inn - Tucson, AZ
                  e.       Hampton Inn - Overland Park, KS
                  f.       Hampton Inn - Kansas City, MO
                  g.       Residence Inn - Princeton, NJ
                  h.       Homewood Suites - Sharonville, OH
                  i.       Residence Inn - Portland, OR

6. ENN Leasing II will enter into two (2) separate management agreements, each in the form of Exhibit D (other than as to Hotel identifying information) with Promus Hotels, Inc., a wholly-owned subsidiary of Hilton Hotels Corporation, with respect to the following two (2)
         Hotels:

                  a.       Hampton Inn, Poplar - Memphis (Poplar), TN
                  b.       Hampton Inn - Richardson, TX

7. ENN Leasing II will hold the franchise license for each Hotel. Copies of the franchisor comfort letters for the Hotels are attached as Exhibit H.

8. The terms of the respective Management Agreements for the Hotels are set forth below:

                                                               Management
                           Hotel                          Agreement Termination
                           -----                          ---------------------

         a.  Residence Inn - Tinton Falls, NJ                   12/31/01
         b.  Residence Inn - Eagan, MN                          05/31/06
         c.  Hampton Inn - Morgantown, WV                       12/31/04
         d.  Residence Inn - Tucson, AZ                         12/31/05
         e.  Hampton Inn - Overland Park, KS                    12/31/02
         f.  Hampton Inn - Kansas City, MO                      12/31/02
         g.  Residence Inn - Princeton, NJ                      12/31/01
         h.  Homewood Suites - Sharonville, OH                  12/31/02
         i.  Residence Inn - Portland, OR                       12/31/05

         j.  Hampton Inn - Northville, MI                       12/31/02
         k.  Homewood Suites - San Antonio, TX                  09/27/06
         l.  Homewood Suites - Camelback, AZ                    11/05/06
         m.  Hampton Inn - Memphis (Poplar), TN                 12/31/02
         n.  Hampton Inn - Richardson, TX                       12/31/02

         The Management Agreements will provide for month-to-month extensions following the term expiration if requested in writing by EQI or EQI/WV to the manager prior to the applicable termination date.

9. ENN Leasing II will be permitted to enter into management agreements with any of the Qualified Managers meeting the following definition with the reasonable prior approval (with such approval not to be unreasonably withheld) of GMACCM, the trustee, servicers and Ratings Agencies (including "no downgrade" letters), provided that (a) the management agreement is in reasonably acceptable form, including the fees set forth therein, and satisfies the obligations of the operating lease and loan documents with respect to subordination of management fees, etc.; (b) the new manager enters into a consent and subordination agreement, reasonably acceptable to Lender; (c) the applicable franchisor has confirmed its approval of the new management agreement; and (d) if the Qualified Manager (as defined below) is an affiliate of EQI or EQI/WV, then (i) Lender receives confirmation that the new manager is an "Eligible Independent Contractor" (as such term is defined in the new leases attached as Exhibits A and B hereto), and
         (ii) a new legal opinion shall be provided to Lender regarding bankruptcy non-consolidation issues as to such new property manager.

                  "Qualified Manager" means either (i) any of the following professional management entities, provided that there shall have been no materially adverse change in any such entity since the date hereof: Interstate Hotels Corporation Prime Hospitality Corporation, Starwood Hotels and Resorts Worldwide, Inc., Bass PLC, Crestline Hotels and Resorts, Inc., Marriott International, Inc., Meristar Hotels and Resorts, Inc., RFS, Inc. or Hilton Hotels Corporation; or (ii) in the reasonable judgment of Lender, a management organization possessing experience in managing properties similar in size, scope and value of the applicable Individual Property or Properties, provided that Borrower shall have obtained prior written confirmation from the applicable Rating Agencies that management of the Property by such person or entity will not cause a downgrading, withdrawal or qualification of the then current rating of the Securities issued pursuant to the Securitization of any class thereof.

                  The above capitalized terms shall have the following meanings:

                  "Borrower" means, collectively, EQI and EQI/WV.






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                  "Individual  Property"  means  all  of the  property,  rights, interests and estates now owned or hereafter acquired by Borrower to each of the fourteen (14) parcels of real property and the improvements thereon encumbered by a Mortgage as
                  described,   together  with  all  rights  pertaining  to  such
                  property and improvements, as more particularly described in the granting clauses of each such Mortgage.

                  "Lender" means GMAC Commercial Mortgage Corporation and its successors and assigns, including any trustees to whom it has transferred all or a portion of the Loan.

                  "Mortgage" means with respect to each Individual Property the Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing or the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, as applicable, executed by Borrower in favor of Lender, covering such Individual Property and any amendments, modifications, renewals, substitutions or replacement thereof.

                  "Note" means the two Promissory Notes dated as of June 16, 1999, in the stated aggregate principal amount of $97,020,000, executed by Borrower, and payable to the order of Lender in evidence of the loan made under the Loan Agreement as the same may hereafter be modified, amended, restated, renewed or replaced

                  "Properties" means, collectively, the fourteen (14) Individual Properties which are subject to the terms of the Loan Agreement dated as of June 16, 1999 among Borrower and Lender, and which are listed on Schedule 1-B to this Agreement.

                  "Rating Agencies" means each of Standard & Poor's, Moody's and Fitch, Inc., or any other nationally-recognized statistical rating agency which has been approved by Lender.

                  "Securitization" means the sale and/or first successful securitization of rated single or multi-class securities (the "Securities") secured by or evidencing ownership interests in the Note and the Mortgages

10. ENN Leasing II will enter into one or more new consolidated lease estoppel, subordination and attornment agreements in the form of Exhibit E.

11. New manager-lender agreements will be entered into among EQI and EQI/WV, ENN Leasing II, and Crossroads and Promus Hotels, Inc., as appropriate, in the form of Exhibits F (as to Crossroads) and G (as to Promus Hotels, Inc.)

12. The transaction will also be documented by the execution of a Loan Affirmation and Modification Agreement and by delivery of such legal opinions as may be appropriate.




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13.      ENN Leasing II will assume the  obligations of  Crossroads/Memphis  and
         Crossroads Future under those existing management agreements between Promus Hotels Inc., as manager, and Crossroads/Memphis and Crossroads Future, as owner, relating to the following three (3) Hotels:

             Hotel
             -----

         a.  Hampton Inn - Detroit, MI
         b.  Homewood Suites - Phoenix, AZ
         c.  Homewood Suites - San Antonio, TX






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                                    EXHIBITS

A.       Form of lease between EQI, as lessor, and ENN Leasing II, as lessee
B. Form of lease between EQI/WV, as lessor, and ENN Leasing II, as lessee (Hampton Inn - Morgantown, WV)
C. Form of Management Agreement between ENN Leasing II and Crossroads Hospitality Company, L.L.C.
D.       Form of Management Agreement between ENN Leasing II and Promus Hotels,
         Inc.
E.       Consolidated Lease Estoppel, Subordination and Attornment Agreement
F.       Form of manager-lender agreement for Crossroads Hospitality Company,
         L.L.C.
G.       Form of manager-lender agreement for Promus Hotels, Inc.
H.       New Franchise Licenses/Franchisor Comfort Letters
I.       Lockbox notice letters